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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 29, 1999

                           WYNDHAM INTERNATIONAL, INC.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                              -------------------
                 (State or Other Jurisdiction of Incorporation)

       1-9320                                           94-2878485
       ------                                           ----------
(Commission file number)                   (IRS employer identification number)


1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TEXAS                   75207
------------------------------------------------                ----------
    (Address of principal executive offices)                    (Zip code)


                                 (214) 863-1000
                               ------------------
              (Registrant's telephone number, including area code)



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         ITEM 5.  OTHER EVENTS

         The Board of Directors of Wyndham International, Inc. (the "Company") has approved a Shareholder Rights Agreement (the "Rights Agreement") dated as of June 29, 1999. The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is attached hereto as an exhibit and is incorporated herein by reference.

         Pursuant to the terms of the Rights Agreement, the Board of Directors authorized the issuance and distribution of one Preferred Stock Purchase Right (a "Right") for each outstanding share of Class A Common Stock of the Company and Class B Common Stock of the Company (collectively, the "Common Stock") and a number of Rights equal to the number of shares of Common Stock that would be issuable upon conversion by the holder of each share of the Company's Series A Convertible Preferred Stock and of the Company's Series B Convertible Preferred Stock (collectively, the "Convertible Preferred Stock") to shareholders of record as of the close of business on July 9, 1999 (the "Record Date"). In addition, one Right will automatically attach to each share of Common Stock and each share of Convertible Preferred Stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from the Company, under certain circumstances, a unit consisting of one one-thousandth of a share (a "Unit") of Series C Junior Participating Cumulative Preferred Stock, par value $0.01 per share (the "Preferred Stock"), at a cash exercise price of $35.00 per Unit (the "Exercise Price"), subject to adjustment.

         Initially, the Rights will not be exercisable and will be attached to and trade with all shares of Common Stock and all shares of Convertible Preferred Stock outstanding as of, and issued subsequent to, the Record Date. Generally, the Rights will separate from the Common Stock and the Convertible Preferred Stock and will become exercisable upon the earlier of (i) the close of business on the tenth business day following the first public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding shares of Common Stock (an "Acquiring Person") (the date of said announcement being referred to as the "Stock Acquisition Date") or (ii) the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming the beneficial owner of 10% or more of the outstanding shares of Common Stock (the earlier of such dates being herein referred to as the "Distribution Date").

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on June 30, 2008 (the "Expiration Date"), unless previously redeemed or exchanged by the Company as described below.

         In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or their associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of Class A Common Stock or other consideration having a market value of two

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times the exercise price of the Right (such right being referred to as the
"Subscription Right"). In the event that, at any time following the Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation, (ii) any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of the Company's assets or earning power is sold or otherwise transferred, each holder of a Right shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the exercise price of the Right (such right being referred to as the "Merger Right"). Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.

         At any time after a person becomes an Acquiring Person, the Board of Directors may, at its option (which, in the event of a change in control or a possible change in control, must include approval by a majority of the Class A and C Directors), exchange all or any part of the then outstanding and exercisable Rights for shares of Class A Common Stock or Units of Preferred Stock at an exchange ratio specified in the Rights Agreement. Notwithstanding the foregoing, the Board of Directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock of the Company.

         The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Class A Common Stock or other consideration deemed appropriate by the Board of Directors) by the Board of Directors (which, in the event of a change in control or a possible change in control, must include approval by a majority of the Class A and C Directors) only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the Expiration Date. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

         The Rights Agreement may be amended by the Board of Directors in its sole discretion (which, in the event of a change in control or a possible change in control, must include approval by a majority of the Class A and C Directors) until the time at which any person becomes an Acquiring Person. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or their associates or affiliates).

         Until a Right is exercised, the holder will have no rights as a shareholder of the Company (beyond those as an existing shareholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company,

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shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the Company, other consideration or for common stock of an acquiring company.

    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    Exhibit 3.1 -     Certificate of Designations of Preferred
                      Stock of Wyndham International, Inc. classifying and
                      designating the Series C Junior Participating Cumulative
                      Preferred Stock.

    Exhibit 4.1 -     Shareholder Rights Agreement, dated as of June 29, 1999,
                      between Wyndham International, Inc. and American Stock
                      Transfer and Trust Company, as Rights Agent.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WYNDHAM INTERNATIONAL, INC.


Date: JUNE 29, 1999                    By: /s/  CARLA S. MORELAND
      ------------------                   ----------------------------------
                                           Name:  Carla S. Moreland
                                           Title: General Counsel and Secretary

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                                  EXHIBIT INDEX



 EXHIBIT NO.                                  DESCRIPTION
 -----------                                  -----------
    3.1               Certificate of Designations of Preferred Stock of Wyndham
                      International, Inc. classifying and designating the Series
                      C Junior Participating Cumulative Preferred Stock.

    4.1 Shareholder Rights Agreement, dated as of June 29, 1999, between Wyndham International, Inc. and American Stock
                      Transfer and Trust Company, as Rights Agent.


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